EXHIBIT 99.1

CAMDEN PROPERTY TRUST ANNOUNCES
SECOND QUARTER 2010 OPERATING RESULTS

Houston, TEXAS (July 29, 2010) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and six months ended June 30, 2010.

“We are pleased to report that Camden’s second quarter operating results were better than expected,” said Richard J. Campo, Chairman and Chief Executive Officer.  “Based on these results and an improved outlook for our business, we have raised our 2010 guidance for both earnings and same property performance.”

Funds From Operations
FFO for the second quarter of 2010 totaled $0.66 per diluted share or $46.7 million, as compared to $0.72 per diluted share or $46.6 million for the same period in 2009.  FFO for the six months ended June 30, 2010 totaled $1.34 per diluted share or $93.7 million, as compared to $1.60 per diluted share or $98.2 million for the same period in 2009.  FFO for the three and six months ended June 30, 2009 included a $0.04 per diluted share impact from losses related to early retirement of debt.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported net income attributable to common shareholders (“EPS”) of $2.1 million or $0.03 per diluted share for the second quarter of 2010, as compared to $18.3 million or $0.30 per diluted share for the same period in 2009.  EPS for the three months ended June 30, 2009 included a $0.27 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from losses related to early retirement of debt.

For the six months ended June 30, 2010, net income attributable to common shareholders totaled $4.4 million or $0.06 per diluted share, as compared to $24.5 million or $0.41 per diluted share for the same period in 2009.  EPS for the six months ended June 30, 2009 included a $0.29 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from losses related to early retirement of debt.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same Property Results
For the 46,757 apartment homes included in consolidated same property results, second quarter 2010 same property NOI declined 4.1% compared to the second quarter of 2009, with revenues declining 3.3% and expenses declining 2.0%.  On a sequential basis, second quarter 2010 same property NOI increased 2.8% compared to the first quarter of 2010, with revenues increasing 1.5% and expenses declining 0.4% compared to the prior quarter.  On a year-to-date basis, 2010 same property NOI declined 6.6%, with revenues declining 4.0% and expenses essentially flat compared to the same period in 2009. Same property physical occupancy levels for the portfolio averaged 94.2% during the second quarter of 2010, compared to 94.3% in the second quarter of 2009 and 93.4% in the first quarter of 2010.

The Company defines same property communities as communities owned and stabilized as of January 1, 2009, excluding properties held for sale and communities under redevelopment.  A reconciliation of net income attributable to common shareholders to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Development Activity
Camden completed lease-up of two development communities during the first quarter:  Camden Dulles Station in Oak Hill, VA, a $72.3 million wholly-owned project that is currently 97% occupied; and Camden Amber Oaks in Austin, TX, a $35.3 million joint venture project that is currently 97% occupied.

Lease-ups continued during the quarter at three Houston joint venture communities: Camden Travis Street, a $30.9 million project that is currently 86% leased; Braeswood Place, a $50.3 million project that is currently 81% leased; and Belle Meade, a $37.6 million project that is currently 66% leased.

Acquisition/Disposition Activity
Camden disposed of 1.7 acres of undeveloped land in Houston, TX for $0.9 million during the quarter, resulting in a gain of $236,000.  In addition, the Company designated a 602-home apartment community in Euless, TX as held-for-sale.

Subsequent to quarter-end, the Company completed two acquisitions for approximately $41 million through its Multifamily Value Add Fund, in which it has a 20% interest:  Camden Yorktown, a 306-home stabilized apartment community in Houston, TX; and Camden Ivy Hall, a 110-home substantially complete development community in Atlanta, GA.

Equity Issuance
During the second quarter, Camden issued approximately 1.9 million common shares through its at-the-market (“ATM”) share offering program at an average price of $47.24 per share, for total net consideration of approximately $89.2 million.  Year-to-date, the Company has issued approximately 2.3 million common shares through its ATM program at an average price of $46.61 per share, for total net consideration of approximately $106.4 million.

Earnings Guidance
Camden raised its earnings guidance for 2010 based on its view of the current and expected apartment market and general economic conditions.  Full-year 2010 FFO is expected to be $2.58 to $2.70 per diluted share, and full-year 2010 EPS is expected to be $0.06 to $0.18 per diluted share.  Third quarter 2010 earnings guidance is $0.62 to $0.66 per diluted share for FFO and $(0.01) to $0.03 per diluted share for EPS.  Guidance for EPS excludes potential future gains on the sale of properties.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2010 earnings guidance is based on projections of same property revenue declines between 1.50% and 2.50%, expense growth between 0.75% and 1.25%, and NOI declines between 3.00% and 5.00%.  Additional information on the Company’s 2010 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, July 30, 2010 at 11:00 a.m. Central Time to review its second quarter 2010 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (Domestic) or (412) 317-9250 (International) by 10:50 a.m. Central Time and enter passcode: 0475524, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities.  Camden owns interests in and operates 187 properties containing 64,074 apartment homes across the United States.  Camden was recently named by FORTUNE® Magazine for the third consecutive year as one of the “100 Best Companies to Work For” in America, placing 10th on the list.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN		OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Six Months Ended
	June 30,		June 30,
OPERATING DATA	2010	2009	2010	2009
Property revenues
Rental revenues	$131,237	$134,854	$261,657	$270,490
Other property revenues	21,969	21,454	42,844	41,804
Total property revenues	153,206	156,308	304,501	312,294

Property expenses
Property operating and maintenance	44,258	44,141	88,414	86,019
Real estate taxes	18,228	18,444	36,542	36,889
Total property expenses	62,486	62,585	124,956	122,908

Non-property income
Fee and asset management income	2,045	2,244	3,883	4,275
Interest and other income	492	1,097	3,537	1,832
Income (loss) on deferred compensation plans	(3,582)	7,660	(100)	3,508
Total non-property income (loss)	(1,045)	11,001	7,320	9,615

Other expenses
Property management	5,022	4,542	10,205	9,471
Fee and asset management	1,262	1,303	2,456	2,438
General and administrative	7,367	7,246	14,771	15,478
Interest	31,742	34,002	63,297	66,247
Depreciation and amortization	42,660	43,702	86,278	87,500
Amortization of deferred financing costs	713	857	1,439	1,674
Expense (benefit) on deferred compensation plans	(3,582)	7,660	(100)	3,508
Total other expenses	85,184	99,312	178,346	186,316

Gain on sale of properties, including land	236	-	236	-
Loss on early retirement of debt	-	(2,716)	-	(2,550)
Equity in income (loss) of joint ventures	(436)	222	(541)	630
Income from continuing operations before income taxes	4,291	2,918	8,214	10,765
Income tax expense - current	(304)	(347)	(574)	(646)
Income from continuing operations	3,987	2,571	7,640	10,119
Income from discontinued operations	261	1,029	389	1,986
Gain on sale of discontinued operations	-	16,887	-	16,887
Net income	4,248	20,487	8,029	28,992
Less income allocated to noncontrolling interests from continuing operations	(364)	(422)	(110)	(943)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(3,500)	(3,500)
Net income attributable to common shareholders	$2,134	$18,315	$4,419	$24,549

CONDENSED CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
Net income	$4,248	$20,487	$8,029	$28,992
Other comprehensive income (loss)
Unrealized gain (loss) on cash flow hedging activities	(7,409)	1,361	(14,226)	(1,574)
Reclassification of net losses on cash flow hedging activities	5,784	5,469	11,663	10,744
Comprehensive income	2,623	27,317	5,466	38,162
Less income allocated to noncontrolling interests from continuing operations	(364)	(422)	(110)	(943)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(3,500)	(3,500)
Comprehensive income attributable to common shareholders	$509	$25,145	$1,856	$33,719

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.03	$0.30	$0.06	$0.42
Net income attributable to common shareholders - diluted	0.03	0.30	0.06	0.41
Income from continuing operations attributable to common shareholders - basic	0.03	0.01	0.06	0.10
Income from continuing operations attributable to common shareholders - diluted	0.03	0.01	0.06	0.09

Weighted average number of common and
common equivalent shares outstanding:
Basic	68,090	61,499	67,287	58,542
Diluted	68,386	61,499	67,521	59,025

Note:  Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN		FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Six Months Ended
	June 30,		June 30,
FUNDS FROM OPERATIONS	2010	2009	2010	2009

Net income attributable to common shareholders	$2,134	$18,315	$4,419	$24,549
Real estate depreciation from continuing operations	41,449	42,677	83,893	85,505
Real estate depreciation from discontinued operations	130	186	325	368
Adjustments for unconsolidated joint ventures	2,298	1,961	4,461	3,877
Income allocated to noncontrolling interests	688	321	583	742
Gain on sale of discontinued operations	-	(16,887)	-	(16,887)
Funds from operations - diluted	$46,699	$46,573	$93,681	$98,154

PER SHARE DATA
Funds from operations - diluted	$0.66	$0.72	$1.34	$1.60
Cash distributions	0.45	0.45	0.90	1.15

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	70,987	64,357	70,146	61,430

PROPERTY DATA
Total operating properties (end of period) (a)	185	182	185	182
Total operating apartment homes in operating properties (end of period) (a)	63,658	62,946	63,658	62,946
Total operating apartment homes (weighted average)	50,680	50,846	50,629	50,767
Total operating apartment homes - excluding discontinued operations (weighted average)	50,078	49,573	50,027	49,494

(a) Includes joint ventures and properties held for sale

Note:  Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN				BALANCE SHEETS
				(In thousands)

(Unaudited)	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2010	2010	2009	2009	2009
ASSETS
Real estate assets, at cost
Land	$746,195	$748,604	$747,921	$746,825	$746,936
Buildings and improvements	4,521,376	4,527,523	4,512,124	4,484,335	4,473,906
	5,267,571	5,276,127	5,260,045	5,231,160	5,220,842
Accumulated depreciation	(1,221,422)	(1,191,604)	(1,149,056)	(1,107,227)	(1,065,861)
Net operating real estate assets	4,046,149	4,084,523	4,110,989	4,123,933	4,154,981
Properties under development and land	199,012	196,371	201,581	279,620	268,655
Investments in joint ventures	50,392	42,994	43,542	43,236	22,334
Properties held for sale, including land	9,692	-	-	6,622	6,732
Total real estate assets	4,305,245	4,323,888	4,356,112	4,453,411	4,452,702
Accounts receivable - affiliates	31,993	32,657	36,112	35,971	35,909
Notes receivable - affiliates	38,478	46,118	45,847	54,462	54,033
Other assets, net (a)	87,371	92,983	102,114	104,669	92,421
Cash and cash equivalents	128,155	28,553	64,156	81,683	157,665
Restricted cash	3,738	3,680	3,658	3,901	5,190
Total assets	$4,594,980	$4,527,879	$4,607,999	$4,734,097	$4,797,920

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$1,590,287	$1,590,473	$1,645,926	$1,646,106	$1,728,150
Secured	981,816	980,188	979,273	976,051	969,668
Accounts payable and accrued expenses	63,663	69,858	74,420	78,466	65,012
Accrued real estate taxes	28,416	17,005	23,241	42,386	30,154
Other liabilities (b)	137,020	138,136	145,176	145,464	132,763
Distributions payable	34,275	33,403	33,025	33,028	33,050
Total liabilities	2,835,477	2,829,063	2,901,061	2,921,501	2,958,797

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Shareholders' equity
Common shares of beneficial interest	798	778	770	770	769
Additional paid-in capital	2,641,354	2,548,722	2,525,656	2,522,525	2,517,788
Distributions in excess of net income attributable to common shareholders	(550,039)	(520,798)	(492,571)	(383,265)	(357,168)
Notes receivable secured by common shares	(102)	(101)	(101)	(101)	(287)
Treasury shares, at cost	(461,517)	(461,517)	(462,188)	(462,188)	(462,751)
Accumulated other comprehensive loss (c)	(43,718)	(42,093)	(41,155)	(44,921)	(41,886)
Total common shareholders' equity	1,586,776	1,524,991	1,530,411	1,632,820	1,656,465
Noncontrolling interest	74,802	75,900	78,602	81,851	84,733
Total shareholders' equity	1,661,578	1,600,891	1,609,013	1,714,671	1,741,198
Total liabilities and shareholders' equity	$4,594,980	$4,527,879	$4,607,999	$4,734,097	$4,797,920

(a) includes:
net deferred charges of:	$10,193	$10,704	$11,113	$11,617	$12,108

(b) includes:
deferred revenues of:	$2,467	$2,467	$2,664	$2,938	$3,183
distributions in excess of investments in joint ventures of:	$33,074	$32,195	$31,410	$30,507	$30,287
fair value adjustment of derivative instruments:	$43,757	$42,119	$41,083	$44,730	$41,797

(c) Represents the fair value adjustment of derivative instruments and gains on post retirement obligations

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance.  Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable.  The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity.  The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies.  A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Net income attributable to common shareholders	$2,134	$18,315	$4,419	$24,549
Real estate depreciation from continuing operations	41,449	42,677	83,893	85,505
Real estate depreciation from discontinued operations	130	186	325	368
Adjustments for unconsolidated joint ventures	2,298	1,961	4,461	3,877
Income allocated to noncontrolling interests	688	321	583	742
Gain on sale of discontinued operations	-	(16,887)	-	(16,887)
Funds from operations - diluted	$46,699	$46,573	$93,681	$98,154

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	68,386	61,499	67,521	59,025
FFO diluted	70,987	64,357	70,146	61,430

Net income attributable to common shareholders - diluted	$0.03	$0.30	$0.06	$0.41
FFO per common share - diluted	$0.66	$0.72	$1.34	$1.60

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS).  A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	3Q10 Range		2010 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	($0.01)	$0.03	$0.06	$0.18
Expected real estate depreciation	0.60	0.60	2.37	2.37
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.13	0.13
Expected income allocated to noncontrolling interests	0.00	0.00	0.02	0.02
Expected FFO per share - diluted	0.62	0.66	$2.58	$2.70

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes.  The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.  A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Net income attributable to common shareholders	$2,134	$18,315	$4,419	$24,549
Less: Fee and asset management income	(2,045)	(2,244)	(3,883)	(4,275)
Less: Interest and other income	(492)	(1,097)	(3,537)	(1,832)
Less: (Income) loss on deferred compensation plans	3,582	(7,660)	100	(3,508)
Plus: Property management expense	5,022	4,542	10,205	9,471
Plus: Fee and asset management expense	1,262	1,303	2,456	2,438
Plus: General and administrative expense	7,367	7,246	14,771	15,478
Plus: Interest expense	31,742	34,002	63,297	66,247
Plus: Depreciation and amortization	42,660	43,702	86,278	87,500
Plus: Amortization of deferred financing costs	713	857	1,439	1,674
Plus: Expense (benefit) on deferred compensation plans	(3,582)	7,660	(100)	3,508
Less: (Gain) on sale of properties, including land	(236)	-	(236)	-
Less: Loss on early retirement of debt	-	2,716	-	2,550
Less: Equity in (income) loss of joint ventures	436	(222)	541	(630)
Plus: Income allocated to perpetual preferred units	1,750	1,750	3,500	3,500
Plus: Income (loss) allocated to noncontrolling interests	364	422	110	943
Plus: Income tax expense - current	304	347	574	646
Less: (Income) from discontinued operations	(261)	(1,029)	(389)	(1,986)
Less: (Gain) loss on sale of discontinued operations	-	(16,887)	-	(16,887)
Net Operating Income (NOI)	$90,720	$93,723	$179,545	$189,386

"Same Property" Communities	$84,556	$88,215	$166,816	$178,569
Non-"Same Property" Communities	5,727	4,478	11,866	9,030
Development and Lease-Up Communities	(32)	(1)	(156)	(1)
Redevelopment Communities	587	479	1,157	978
Dispositions / Other	(118)	552	(138)	810
Net Operating Income (NOI)	$90,720	$93,723	$179,545	$189,386

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on early retirement of debt, and income (loss) allocated to noncontrolling interests.  The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions.  A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Net income attributable to common shareholders	$2,134	$18,315	$4,419	$24,549
Plus: Interest expense	31,742	34,002	63,297	66,247
Plus: Amortization of deferred financing costs	713	857	1,439	1,674
Plus: Depreciation and amortization	42,660	43,702	86,278	87,500
Plus: Income allocated to perpetual preferred units	1,750	1,750	3,500	3,500
Plus: Income (loss) allocated to noncontrolling interests	364	422	110	943
Plus: Income tax expense - current	304	347	574	646
Plus: Real estate depreciation and amortization from discontinued operations	130	186	325	368
Less: (Gain) on sale of properties, including land	(236)	-	(236)	-
Less: Loss on early retirement of debt	-	2,716	-	2,550
Less: Equity in (income) loss of joint ventures	436	(222)	541	(630)
Less: (Gain) loss on sale of discontinued operations	-	(16,887)	-	(16,887)
EBITDA	$79,997	$85,188	$160,247	$170,460